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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            -----------------------

                                    FORM 8-K

                           CURRENT REPORT PURSUANT TO
                           SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):
                        OCTOBER 4, 2000 (OCTOBER 2, 2000)

                            -----------------------

                                DOUBLECLICK INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                                    DELAWARE
                 (STATE OR OTHER JURISDICTION OF INCORPORATION)

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
                000-23709                                        13-3870996
         (COMMISSION FILE NUMBER)                   (I.R.S. EMPLOYER IDENTIFICATION NO.)

           450 WEST 33RD STREET                                    10001
            NEW YORK, NEW YORK                                   (ZIP CODE)
 (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

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                                 (212) 683-0001
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

                                      N.A.
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

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ITEM 5.  OTHER EVENTS.

        DoubleClick Inc. ("DoubleClick") issued a press release on October 3, 2000 announcing that it had entered into an Agreement and Plan of Merger and Reorganization, dated as of October 2, 2000 (the "Merger Agreement"), among DoubleClick, Genesis Merger Sub, Inc., a New York corporation and a direct, wholly owned subsidiary of DoubleClick ("Merger Sub"), and NetCreations, Inc., a New York corporation ("NetCreations"). Pursuant to the Merger Agreement, Merger Sub will be merged with and into NetCreations (the "Merger"), with NetCreations continuing as the surviving corporation as a wholly owned subsidiary of DoubleClick. For information regarding the terms and conditions of the Merger, including the consideration to be paid to NetCreations' shareholders, reference is made to the Merger Agreement, filed as Exhibit 2.1 and incorporated herein by reference.

        In connection with the execution of the Merger Agreement, certain of NetCreations' shareholders entered into a Shareholders Agreement with DoubleClick, dated as of October 2, 2000, pursuant to which they agreed to vote in the aggregate approximately 65% of the outstanding NetCreations common stock for the approval and adoption of the Merger Agreement and all other transactions contemplated by the Merger Agreement. The form of this Shareholders Agreement is attached as Annex A to the Merger Agreement.

        Consummation of the Merger is subject to certain conditions, including termination or expiration of the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, approval by NetCreations' shareholders and other customary closing conditions.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

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

EXHIBIT
NUMBER
2.1 Agreement and Plan of Merger and Reorganization, dated as of October 2, 2000, among DoubleClick Inc., Genesis Merger Sub, Inc. and NetCreations, Inc., including annexes thereto but excluding any schedules.

99.1      Press Release of DoubleClick, dated October 3, 2000.


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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            DOUBLECLICK INC.
                                            -----------------------------------
                                            (Registrant)


                                            By: /s/ Stephen R. Collins
                                                -------------------------------
                                                Name:  Stephen R. Collins
                                                Title: Chief Financial Officer

Dated: October 4, 2000












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

EXHIBIT                              EXHIBIT INDEX
2.1 Agreement and Plan of Merger and Reorganization, dated as of October 2, 2000, among DoubleClick Inc., Genesis Merger Sub, Inc. and NetCreations, Inc., including annexes thereto but excluding any schedules.

99.1      Press Release of DoubleClick, dated October 3, 2000.




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